Exhibit 99.1

LETTER OF TRANSMITTAL
To Exchange
CapitalSource Inc.’s 4% Senior Subordinated Convertible Debentures due 2034
Guaranteed by
CapitalSource Finance LLC
(CUSIP No. 14055X AE 2

For Any and All of
CapitalSource Inc.’s 3.5% Senior Convertible Debentures due 2034
Guaranteed by
CapitalSource Finance LLC
(CUSIP Nos. 14055X AC 6 and 14055X AD 4)

THIS OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 15, 2007, OR SUCH LATER TIME AND DATE TO WHICH THE OFFER IS EXTENDED AT OUR SOLE DISCRETION (SUCH TIME AND DATE, THE “EXPIRATION DATE”). HOLDERS OF NOTES MUST TENDER THEIR NOTES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE NEW NOTES. TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE, BUT NOT THEREAFTER.

The Exchange Agent for the Exchange Offer is:

Wells Fargo Bank, N.A.
By Courier, Mail or Hand:
1600 J.F. Kennedy Blvd.
Suite 810
Philadelphia, PA 19103

Facsimile For Eligible Institutions:215-861-9460
To Confirm By Telephone:  215-861-9406
Attn:  Curtis H. Clicquennoi

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Exchange Agent.

The accompanying instructions should be read carefully before this Letter of Transmittal is completed.

The undersigned acknowledges that he or she has received and reviewed that certain Preliminary Prospectus, dated February 13, 2007 (as the same may be amended or supplemented from time to time, the “Prospectus”), of CapitalSource Inc., a Delaware corporation (the “Company”), and this accompanying Letter of Transmittal (the “Letter of Transmittal”) which together constitute (a) the Company’s offer (the “Exchange Offer”) to exchange any and all of its outstanding 3.5% Senior Convertible Debentures due 2034 (the “Old Notes”) which Old Notes are guaranteed on a senior unsecured basis by CapitalSource Finance LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Company (“CS Finance”), for a new series of the Company’s 4% Senior Subordinated Convertible Debentures due 2034, which will be guaranteed on a senior subordinated basis by CS Finance (the “New Notes”). Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Prospectus.

Holders who do not tender their Old Notes on or prior to the Expiration Date will not receive New Notes. See “The Exchange Offer” in the Prospectus.

The Exchange Offer may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer, all previously tendered Old Notes, not withdrawn pursuant to the Exchange Offer and not accepted for exchange, will remain subject to the Exchange Offer and may be accepted for exchange thereafter by the Company. The Exchange Offer is scheduled to expire at 5:00 p.m., New York City time, on March 15, 2007, unless extended by the Company.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

This Letter of Transmittal is to be completed by Holders of Old Notes if (i) certificates representing such Old Notes are to be physically delivered to the Exchange Agent herewith or (ii) delivery of such certificates is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”), pursuant to the procedures set forth in the Prospectus under “The Exchange Offer — Procedures for Exchange” and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program (“ATOP”).

Holders that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the exchange through ATOP for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an Agent’s Message to the Exchange Agent for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent. In order to ensure participation in the Exchange Offer, Old Notes must be properly tendered on or prior to the Expiration Date.

List below the Old Notes that are to be tendered pursuant to this Letter of Transmittal. If the space below is inadequate, list the information requested below on a separate signed schedule and affix the list to this Letter of Transmittal. Tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. This form need not be completed by Holders tendering Old Notes through ATOP.

DESCRIPTION OF OLD NOTES TENDERED
Name(s) and Address(es) of Holder(s) or Name
of DTC Participant and Participant’s DTC Account Number		Aggregate Principal
in Which Old Notes Are Held	Certificate	Amount Represented	Principal Amount
(Please fill in, if blank)	Number(s)(1)	by Certificate(s)	Tendered

Total Principal Amount Tendered
(1) Need not be completed by Holders who tender by book-entry.

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SECURITIES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution _ _

Account Number _ _

Transaction Code Number _ _

Date Tendered _ _

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Only Holders are entitled to tender their Old Notes in the Exchange Offer. Any financial institution that is a participant in the DTC system and whose name appears on a security position listing as the record owner of the Old Notes and who wishes to make book-entry delivery of the Old Notes as described above must complete and execute a participant’s letter (which will be distributed to participants by DTC) instructing DTC’s nominee to complete and sign the proxy attached thereto. Persons who are beneficial owners of the Old Notes but are not Holders and who seek to tender Old Notes should (i) contact the Holder of such Old Notes and instruct such Holder to tender on his or her behalf, (ii) obtain and include with this Letter of Transmittal, Old Notes properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, with signatures on the endorsement or bond power guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trading company having an office or correspondent in the United States or certain other eligible guarantors (each, an “Eligible Institution”) or (iii) effect a record transfer of such Old Notes from the Holder to such beneficial owner and comply with the requirements applicable to Holders for tendering Old Notes on or prior to the Expiration Date. See “The Exchange Offer — Procedures for Exchange” in the Prospectus.

Ladies and Gentlemen:

Upon the terms and subject to the conditions set forth in the Prospectus, the undersigned hereby tenders to the Company the Old Notes indicated above. Subject to, and effective upon, the Company’s acceptance of the Old Notes tendered herewith for exchange, the undersigned hereby assigns and transfers to or upon the order of the Company all right, title and interest in and to all such Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as an agent of the Company) with respect to such Old Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Company, (b) present such Old Notes for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Prospectus.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and, that when the same are accepted for purchase by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes tendered hereby. The undersigned has read and agrees to all of the terms and conditions of the Prospectus. Delivery of the enclosed Old Notes shall be effected, and risk of loss and title to such Old Notes shall pass, only upon proper delivery thereof to the Exchange Agent.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Old Notes properly tendered may be withdrawn at any time on or prior to the Expiration Date.

Notes may not be withdrawn after the Expiration Date unless the Exchange Offer is terminated without any Old Notes being exchanged thereunder. In the event of such a termination, such Old Notes tendered by the undersigned will be returned to the undersigned as promptly as practicable.

The Exchange Offer is subject to a number of conditions, each of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in “The Exchange Offer — Conditions to the Exchange Offer” in the Prospectus. The undersigned recognizes that as a result of the failure of any such conditions to be satisfied or waived, the Company may not be required to accept the Old Notes properly tendered hereby. In such event, the tendered Old Notes not accepted for purchase and payment will be returned to the undersigned without cost to the undersigned as soon as practicable following the later to occur of the Expiration Date or the date on which the Exchange Offer is terminated without any Old Notes being purchased thereunder, at the address shown below the undersigned’s signature(s) unless otherwise indicated under “Special Payment or Issuance Instructions” below.

Unless otherwise indicated under “Special Payment or Issuance Instructions” below, please deliver New Notes for any Old Notes tendered hereby that are exchanged and/or return any certificates representing the Old Notes not tendered or not accepted for exchange, in the name(s) of the Holder(s) appearing under “Description of Old Notes Tendered.” Unless otherwise indicated under “Special Payment or Issuance Instructions,” in the case of a book-entry delivery of the Old Notes, please credit the account maintained at DTC with any Old Notes not tendered or not accepted for purchase. The undersigned recognizes that the Company does not have any obligation pursuant to the “Special Payment or Issuance Instructions” to transfer any Old Notes from the name of the Holder thereof if the Company does not accept for purchase any of the Old Notes so tendered.

SPECIAL PAYMENT OR ISSUANCE INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)

To be completed ONLY if the New Notes and/or certificates representing Old Notes not accepted for exchange are to be issued in the name of someone other than the undersigned, or if Old Notes delivered by book-entry transfer not accepted for purchase are to be returned by credit to an account maintained at the DTC other than the account indicated above.

☐  Issue certificate(s) to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security
Number of the Persons Named Above)
(See Substitute Form W-9 herein)

☐	Credit unexchanged Old Notes by book-entry transfer to the DTC account set forth below:
(Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)

To be completed ONLY if the New Notes and/or certificates representing Old Notes not accepted for purchase are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.
Mail certificate(s) to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security
Number of the Persons Named Above)
(See Substitute Form W-9 herein)

IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN
THIS LETTER OF TRANSMITTAL
INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Guarantee of Signatures.  Signatures on this Letter of Transmittal need not be guaranteed if the Old Notes tendered hereby are tendered (a) by the Holder(s) (which term, for purposes of this document, shall include any participant in DTC’s system and whose name appears on a security position listing as the record owner of the Old Notes) thereof, unless such holder has completed either the box entitled “Special Payment or Issuance Instructions” or the box entitled “Special Delivery Instructions” above or (b) for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Persons who are beneficial owners but not Holders of the Old Notes and who seek to tender Old Notes should (i) contact the Holder of such Old Notes and instruct such Holder to tender and consent on such Holder’s behalf, (ii) obtain and include with this Letter of Transmittal, Old Notes properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder with signatures on the endorsement or bond power guaranteed by an Eligible Institution or (iii) effect a record transfer of such Old Notes from the Holder to such beneficial owner and comply with the requirements applicable to Holders for tendering Old Notes on or prior to the Expiration Date. See Instruction 6.

2. Delivery of this Letter of Transmittal and Certificates for Old Notes or Book-Entry Confirmations.  This Letter of Transmittal is to be completed by Holders if (i) certificates representing the Old Notes are to be physically delivered to the Exchange Agent herewith by such Holders or (ii) tender of the Old Notes is to be made by book-entry transfer to the Exchange Agent’s account at DTC pursuant to the procedures set forth under “The Exchange Offer — Procedures for Exchange” in the Prospectus, and in each case instructions are not being transmitted through ATOP. All physically delivered Old Notes, or a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Old Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) or a properly transmitted Agent’s Message and any other required documents, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

No exchange will be made for Holders who tender Old Notes after the Expiration Date. The method of delivery of this Letter of Transmittal, Old Notes and all other required documents to the Exchange Agent, including delivery through DTC and any acceptance or Agent’s Message delivered through ATOP, is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent on or prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Exchange Agent. This Letter of Transmittal and the Old Notes should be sent only to the Exchange Agent, not to the Company, DTC, the Trustee, the Information Agent or the Dealer Manager.

All tendering Holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Old Notes for exchange.

There are no guaranteed delivery procedures provided for by the Company in conjunction with the Exchange Offer under the terms of the Prospectus or any other of the Exchange Offer materials. Holders must timely tender their Old Notes in accordance with the procedures set forth in the Prospectus.

3. Withdrawal of Tenders.  Old Notes tendered on or prior to the Expiration Date may not be withdrawn at any time after the Expiration Date unless the Exchange Offer is terminated without any Old Notes being purchased thereunder. In the event of such a termination, such Old Notes will be returned to the tendering Holder as promptly as practicable. If, for any reason whatsoever, acceptance for exchange for any Old Notes tendered pursuant to the Exchange Offer is delayed (whether before or after the Company’s acceptance for exchange of Old Notes) or the Company extends the Exchange Offer or is unable to accept for exchange for the Old Notes tendered pursuant to the Exchange Offer, the Company may (without prejudice to its rights set forth herein) instruct the Exchange Agent to retain the tendered Old Notes and such Old Notes may not be withdrawn except to the extent that the tendering holder is entitled to withdrawal rights as described herein.

Any Holder who has tendered Old Notes or who succeeds to the record ownership of the Old Notes in respect of which such tender has previously been given may withdraw such Old Notes on or prior to the Expiration Date, by delivery of a written notice of withdrawal or a properly transmitted “Request Message” through ATOP, subject to the limitations described herein. To be effective, a written or facsimile transmission notice of withdrawal of a tender must (i) specify the name of the Holder of the Old Notes to be withdrawn, (ii) contain the description of the Old Notes to be withdrawn, the certificate numbers shown on the particular certificates representing such Old Notes and the aggregate principal amount represented by such Old Notes, (iii) be signed by the Holder of such Old Notes in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of Old Notes into the name of the person withdrawing such Old Notes, (iv) state that such Holder is withdrawing such Holder’s election to have such Old Notes exchanged, and (v) be received by the Exchange Agent at its address set forth on the back cover herein on or prior to the Expiration Date. The signature(s) on the notice of withdrawal of any tendered Old Notes must be guaranteed by an Eligible Institution unless the relevant Old Notes have been tendered for the account of an Eligible Institution. If the Old Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Exchange Agent of a written or facsimile transmission of the notice of withdrawal even if physical release is not yet effected. A withdrawal of Old Notes can only be accomplished in accordance with the foregoing procedures.

A withdrawal of a tender of Old Notes may not be rescinded and any Old Notes properly withdrawn will not be deemed to be validly tendered or delivered for purposes of the Exchange Offer. Withdrawn Old Notes, however, may be retendered by repeating one of the procedures described in Instruction 2 above at any time on or prior to the Expiration Date.

4. Partial Tenders (not applicable to Holders of Old Notes who tender by book-entry transfer).  If less than the entire principal amount of any Old Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the applicable principal amount of the Old Notes that are to be tendered in the box entitled “Description of Old Notes Tendered.” The entire principal amount represented by the certificates for all Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of the Old Notes is not tendered or not accepted for exchange, new certificate(s) representing the remainder of the principal amount of the Old Notes that were evidenced by the old certificate(s) will be sent to the Holder, unless otherwise provided in the boxes entitled “Special Payment or Issuance Instructions” or “Special Delivery Instructions” above, as soon as practicable after the Expiration Date.

5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal is signed by the Holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letter of Transmittals as there are names in which certificates are held.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of its authority so to act must be submitted, unless waived by the Company.

If this Letter of Transmittal is signed by the Holder(s) of the Old Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless payment is to be made to, or certificates for Old Notes not tendered or not accepted for purchase are to be issued to, a person other than the Holder(s). Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

If this Letter of Transmittal is signed by a person other than the Holder(s) of the Old Notes listed, the certificates representing such Old Notes must be properly endorsed for transfer by the Holder or be accompanied by a properly completed bond power from the Holder, with signatures on the endorsement or bond power guaranteed by an Eligible Institution.

6. Transfer Taxes.  The Company will pay or cause to be paid any transfer taxes with respect to the transfer of the Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes are to be delivered to, or if certificates representing Old Notes not tendered or not accepted for exchange are to be registered in the name of, any person other than the Holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes payable on account of the transfer to such person will be the responsibility of the Holder(s) and such other person.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

7. Special Payment or Issuance and Delivery Instructions.  If New Notes are to be issued in the name of, and/or certificates representing Old Notes not accepted for exchange are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or New Notes are to be sent and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes delivering Old Notes by book-entry transfer may request that Old Notes not accepted for exchange be credited to such account maintained at DTC as such Holder(s) may designate hereon. If no such instructions are given, such Old Notes not accepted for exchange will be returned by crediting the account at DTC designated above.

8. Irregularities.  All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Old Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders of Old Notes will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Old Notes that are not in proper form or the acceptance of which would, in the Company’s opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company’s interpretations of the terms and conditions of the Prospectus (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Old Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company, the Exchange Agent, the Information Agent, the Dealer Manager, DTC nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Notes, or will incur any liability to Holders for failure to give such notice.

9. Waiver of Conditions.  To the extent permitted by applicable law, the Company reserves the right, where possible, to waive, in its sole discretion, any and all conditions to the Exchange Offer and accept for exchange any Old Notes tendered.

10. Mutilated, Lost, Stolen or Destroyed Old Notes.  Any Holder of Old Notes whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Trustee for further instructions.

11. Requests for Assistance or Additional Copies.  Requests for assistance may be directed to the Information Agent and the Dealer Manager at their respective addresses and telephone numbers set forth below or the tendering Holder’s broker, dealer, commercial bank or trust company. Additional copies of the Prospectus, this Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.

IMPORTANT:  This Letter of Transmittal, together with certificates for tendered Old Notes and all other required documents, or an Agent’s Message, together with a confirmation of book-entry transfer of tendered Old Notes, with any required signature guarantees and all other required documents, must be received by the Exchange Agent on or prior to the Expiration Date.

12. Important Tax Information.  Under current U.S. federal income tax law, a portion of any payments on the New Notes made to certain Holders (or other payees) may be subject to backup federal income tax withholding. To avoid such backup withholding, each tendering Holder (or other payee) must provide the Tender Agent with its correct taxpayer identification number (“TIN”) and certify that it is not subject to backup withholding by completing the enclosed Substitute Form W-9. In general, for an individual, the TIN is such individual’s social security number. If the Tender Agent is not provided with the correct TIN, the Holder (or other payee) may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”), and any reportable payments made to such person may be subject to backup withholding at the applicable rate, currently 28%. Such reportable payments generally will be subject to information reporting, even if the Tender Agent is provided with a TIN. For further information concerning backup withholding and instructions for completing Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Notes are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Certain persons (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and information reporting requirements. Exempt persons should indicate their exempt status on Substitute Form W-9. To satisfy the Tender Agent that a foreign person qualifies as an exempt recipient, such person must submit an IRS Form W-8BEN (or other applicable form), signed under penalties of perjury, attesting to that person’s exempt status. Such forms can be obtained from the Tender Agent.

A person’s failure to complete the Substitute Form W-9 will not, by itself, cause such person’s Notes to be deemed invalidly tendered, but may result in withholding of a portion of certain payments on the New Notes made to such person. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of U.S. federal income tax withheld. If backup withholding results in an overpayment of U.S. federal income tax, a refund may be obtained provided that the required information is furnished to the IRS. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY REPORTABLE PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

PAYOR’S NAME: [ ]
SUBSTITUTE Form W-9	Part I — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: Social Security Number or Employer Identification Number
Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part II — For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.
Part III — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

	SIGNATURE: _ _	DATE: _ _

Certification Instructions — You must cross out item (2) above in Part III if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ALL REPORTABLE PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, a portion of all reportable payments made to me will be withheld.

Signature: _ _      Date: _ _

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor. Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help you determine the number to give the payor.

Give the
SOCIAL SECURITY NUMBER or
For this type of account:		EMPLOYER IDENTIFICATION NUMBER of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	(a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	(b) So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)
6.	A valid trust, estate, or pension trust	The legal entity(4)
7.	Corporation or LLC electing corporate status on Form 8832	The corporation
8.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
9.	Partnership or multi-member LLC	The partnership or LLC
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s Social Security Number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s Social Security Number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may either use your Social Security Number or Employer Identification Number.

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a Taxpayer Identification Number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at an office of the Social Security Administration office or the Internal Revenue Service or by calling 1-800-TAX-FORM and apply for a number.

Payees Exempt from Backup Withholding

Backup withholding is not required on payments made to the following payees:

•	An organization attempt form tax under Section 501(a), any IRA, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government or any of its political subdivisions, agencies or instrumentalities.

•	An international organization or any of its agencies, or instrumentalities.

Other payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the U.S., the District of Columbia, or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	A trust exempt from tax under Section 664 or described in Section 4947.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distribution made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor’s trade or business and you have not provided your correct Taxpayer Identification Number to the payor.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM IN PART II, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYOR.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N of the Internal Revenue Code.

Privacy Act Notice — Section 6109 of the Internal Revenue Code requires most recipients to give their correct Taxpayer Identification Number to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold a certain percentage (currently 28%) of taxable interest, dividend, and certain other payments to a payee who does not furnish a Taxpayer Identification Number to a payor. Certain penalties may also apply.

Penalties

(1)	Penalty For Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)	Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)	Misuse of Taxpayer Identification Numbers. If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

The Information Agent for the Offer and the Solicitation is:

Georgeson Inc.

17 State Street, 10th Floor
New York, NY 10004

Banks and Brokers Call Collect: 212-440-9800
All Others Call Toll Free: 888-293-6906

The Dealer Manager for the Offer is:

Citigroup Global Markets Inc.

390 Greenwich Street, 5th Floor
New York, NY 10013

Collect: 212-723-7372
Toll Free: 800-655-7450